Exhibit (a)(1)(v)

NOTICE OF GUARANTEED DELIVERY

FOR TENDER OF SHARES OF
TEMPLETON DRAGON FUND, INC.

This form, or one substantially equivalent hereto, must be used to accept the Offer (as defined below) if shareholders’ certificates for Common Shares (the “Shares”) of Templeton Dragon Fund, Inc. are not immediately available or time will not permit the Letter of Transmittal and other required documents to be delivered to the Depositary on or before 5:00 p.m., New York City time, December 20, 2023, or such later date to which the Offer is extended (the “Expiration Date”).  Such form may be delivered by hand or transmitted by email or mailed to the Depositary, and must be received by the Depositary on or before 5:00 p.m. New York City time on the Expiration Date. See Section 2, “Procedures for Tendering Shares,” of the Offer to Purchase.

The Information Agent for the Offer is:
EQ Fund Solutions, LLC
48 Wall Street, 22nd Floor
New York, New York 10005
All Holders Call Toll Free: (866) 828-6931

The Depositary for the Offer is:
Equiniti Trust Company, LLC
Phone: Toll-free (877) 248-6417 or (718) 921-8317
Fax: (718) 234-5001

By Mail: Equiniti Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219	By Registered, Certified or Express Mail or Overnight Courier: Equiniti Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH
ABOVE OR TRANSMISSION VIA AN EMAIL ADDRESS OTHER THAN ONE LISTED
ABOVE DOES NOT CONSTITUTE A VALID DELIVERY

Ladies and Gentlemen:

The undersigned hereby tenders to Templeton Dragon Fund, Inc. upon the terms and subject to the conditions set forth in its Offer to Purchase, dated November 21, 2023 and the related Letter of Transmittal (which, together with any amendments or supplements to these documents, collectively constitute the “Offer”), receipt of which is hereby acknowledged, the number of Shares set forth below pursuant to the guaranteed delivery procedures set forth in Section 2, “Procedures for Tendering Shares,” of the Offer to Purchase.

Number of Shares Tendered: ___________________________________________________________________
Certificate Nos. (if available):
__________________________________________________________________________________________

__________________________________________________________________________________________

If Shares will be tendered by book-entry transfer, check box: ☐ The Depository Trust Company
Account Number: ____________________________________________________________________________
Name(s) of Record Holder(s):
___________________________________________________________________________________________

__________________________________________________________________________________________

Address: ___________________________________________________________________________________
                __________________________________________________________________________________
Area Code and Telephone Number: ______________________________________________________________
Taxpayer Identification (Social Security) Number: _________________________________________________
Dated: ________________________________________________________________________________, 2023

__________________________________________________________________________________________
Signature(s)

(Not To Be Used For Signature Guarantee)

The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program, the Stock Exchange Medallion Program or an “Eligible Guarantor Institution” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby (a) represents that the above named person(s) “own(s)” the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (“Rule 14e-4”), (b) represents that such tender of Shares complies with Rule l4e-4 and (c) guarantees to deliver to the Depositary either certificates representing the Shares tendered hereby, in proper form for transfer, or confirmation of Book-Entry Transfer of such Shares into the Depositary’s accounts at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or an Agent’s Message (as defined in the Offer to Purchase), and any other required documents, within two New York Stock Exchange trading days after the date hereof.
____________________________________________________________________________________________________________________________________________________________________________________

Name of Firm ________________________________                            ___________________________________
(AUTHORIZED SIGNATURE)
Address: ____________________________________	Name: ____________________________
           (PLEASE PRINT)
____________________________________________                               Title: _____________________________

Area Code and Tel. No.: _________________________                             Dated: ______________________, 2023

DO NOT SEND SHARE CERTIFICATES WITH THIS FORM.
YOUR SHARE CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.